UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2021
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945		95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

11911 FM 529	Houston,	TX	77041
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.25 per share	OII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Directors
On January 23, 2021, the Board of Directors (the “Board”) of Oceaneering International, Inc. (“Oceaneering”) elected Ms. Karen H. Beachy and Dr. Kavitha Velusamy as independent, non-executive directors, in Classes II and III, respectively. Ms. Beachy was appointed as a member of the Compensation Committee of the Board, and Dr. Velusamy was appointed as a member of the Audit Committee of the Board.
Ms. Beachy, 49, served in roles of increasing responsibility with Black Hills Corporation, an investor-owned natural gas and electric utility, from July 2014 until December 2020, most recently as Senior Vice President, Growth and Strategy from August 2019 and as Vice President, Growth and Strategy from October 2018. Previously, she served as Vice President, Supply Chain from September 2016 and Director, Supply Chain from July 2014. Ms. Beachy joined Black Hills Corporation after 17 years in operations and supply-chain management for utilities Vectren Corporation and LG&E-Kentucky Utilities and two years in management consulting.

Dr. Velusamy, 49, serves as Vice President, Software Engineering of Leia, Inc., a light field display technology company, which she joined in July 2020. Previously, Dr. Velusamy served as Vice President, Engineering of iMerit, Inc., a company that enriches and annotates the data that powers algorithms in machine learning, from June 2019, and held technical leadership roles with Bossa Nova Robotics, Inc. from May 2016 to March 2019, NVIDIA Corporation from 2015 to April 2016 and, prior to that time, with Amazon.com, Inc., Cisco Systems, Inc. and Motorola India Electronics Limited.

In connection with her election, the Board approved Oceaneering entering into an indemnification agreement with each of Ms. Beachy and Dr. Velusamy. The form of indemnification agreement approved is in the same form as the previously disclosed indemnification agreement entered into with the other members of the Board. The foregoing description of the indemnification agreement is qualified by reference to the complete form of agreement, which is incorporated by reference as an exhibit to this report and hereby incorporated by reference into this Item.
There are no arrangements or understanding between either Ms. Beachy or Dr. Velusamy and any other person pursuant to which either was selected as a director. There also are no transactions in which either Ms. Beachy or Dr. Velusamy has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Compensatory Arrangements
For 2021, the Board approved payment to each of Ms. Beachy and Ms. Velusamy of an annual base retainer and such additional retainers for service on the applicable committees as approved for the other nonemployee directors.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

			Registration or File Number	Form of Report	Report Date	Exhibit Number

*	10.1 +	Form of Indemnification Agreement	1-10945	8-K	May 2011	10.4

	*	Exhibit previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.
	+	Management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	January 27, 2021	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel and Secretary